UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    January 24, 2006

                          ON THE GO HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 14, 2005, we entered into a convertible financing facility with Laurus Master Fund, Ltd. for up to $5,500,000. On January 24, 2006, we agreed to revise the financing facility with Laurus. The revised facility consists of
(i) a $500,000 Secured Convertible Note, (ii) a Secured Convertible Minimum Borrowing Note, and (iii) and a Secured Revolving Note (collectively, the "Notes"). The Notes are secured by a security interest in substantially all of our assets. The facility terminates on July 14, 2008.

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The Amended and Restated Secured Note matures on July 14, 2008 and is convertible into our common stock, under certain conditions, at a price of $0.50. The Amended and Restated Secured Note has an interest rate equal to the Wall Street Journal prime rate plus 2%. The interest rate will not be lower than 8% based on movements in the prime rate. Under the terms of the Amended and Restated Secured Note, we began making monthly payments plus accrued and unpaid interest beginning August 1, 2005. Under certain conditions set forth in the Amended and Restated Secured Note, Laurus will be required to convert into shares of common stock all or a portion of their monthly payment. In the event that all or a portion of the monthly payment is paid in cash, then we must pay Laurus 100% of the cash amount.

We may prepay the Amended and Restated Secured Note by paying to Laurus a sum of money equal to one hundred thirty percent of the Principal Amount outstanding at such time together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to Laurus under any portion of the facility. Pursuant to a Amended and Restated Registration Rights Agreement with Laurus, we agreed to file a registration statement within thirty days of closing the revised financing facility to cover the resale of the shares of our common stock issuable upon conversion of the notes and the warrants.

The Notes and warrants were offered and sold to Laurus in a private placement transaction made in reliance upon exemptions from registration pursuant to
Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Laurus is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

The description of the transactions contained herein are qualified in their entirety by reference to the Amended and Restated Secured Convertible Term Note, Amended and Restated Secured Revolving Note, Amended and Restated Secured Convertible Minimum Borrowing Note, Amended and Restated Security and
Purchase Agreement, Amended and Restated Form of Common Stock Purchase Warrant, and the Amended and Restated Registration Rights Agreement filed as Exhibits 4.1 - 4.6, respectively, and incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description

4.1 Amended and Restated Secured Convertible Term Note between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated
        January 13, 2006.

4.2 Amended and Restated Secured Revolving Note between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated January 13, 2006.

4.3 Amended and Restated Secured Convertible Minimum Borrowing Note between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated
        January 13, 2006.

4.4 Amended and Restated Security and Purchase Agreement between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated January 13, 2006.


4.5 Amended and Restated Form of Common Stock Purchase Warrant between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated
        January 13, 2006.

4.6 Amended and Restated Registration Rights Agreement between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated January 13, 2006.


                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                On The Go Healthcare, Inc
Date: January 30, 2006
                                By:  /s/ Stuart Turk
                                ------------------------------------
                                Stuart Turk
                                Chief Executive Officer and President


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